   As Filed with the Securities and Exchange Commission on February 24, 2000
                                                     Registration Nos. 333-25663
                                                                       811-08178
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         [ ] Pre-Effective Amendment No.
                         [x] Post Effective Amendment No. 3

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         [x] Amendment No. 4

                      AMERICAN FIDELITY SEPARATE ACCOUNT B
                           (Exact Name of Registrant)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                               (Name of Depositor)

2000 N. CLASSEN BOULEVARD, OKLAHOMA CITY, OKLAHOMA                      73106
(Address of Depositor's Principal Executive Offices)                  (Zip Code)

Depositor's Telephone Number, Including Area Code                 (405) 523-2000

Stephen P. Garrett                             Copies to:
Senior Vice President
Law and Government Affairs                     Jerry A. Warren, Esq.
American Fidelity Assurance Company            McAfee & Taft
2000 N. Classen Boulevard                      A Professional Corporation
Oklahoma City, Oklahoma  73106                 10th Floor, Two Leadership Square
(Name and Address of Agent for Service)        Oklahoma City, OK 73102-7103


Approximate Date of Proposed Public Offering:  As soon as practicable after effectiveness of the
                                               Registration Statement

It is proposed that this filing will become effective (check appropriate box)
   [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
   [ ] on (date) pursuant to paragraph (b) of Rule 485
   [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [x] on May 1, 2000 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   Title of Securities Being Registered:   Individual variable annuity contracts

================================================================================

                                        AFADVANTAGE VARIABLE ANNUITY(R)

                                                      FROM

                                            [AMERICAN FIDELITY LOGO]

                                    A MEMBER OF THE AMERICAN FIDELITY GROUP

                                                  May 1, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        AFADVANTAGE VARIABLE ANNUITY(R)

                                   ISSUED BY

                      AMERICAN FIDELITY SEPARATE ACCOUNT B

                                      AND

                      AMERICAN FIDELITY ASSURANCE COMPANY

                                   PROSPECTUS
                                  MAY 1, 2000

     American Fidelity Assurance Company is offering individual variable annuity contracts. This prospectus describes the individual contracts available under the AFAdvantage Variable Annuity(R) policy. Our home office is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

     AFAdvantage Variable Annuity(R) is a fixed and variable deferred annuity policy. You have 12 investment options in the annuity -- the guaranteed interest account option and the following portfolios:

          AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
          THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
          DREYFUS STOCK INDEX FUND
          DREYFUS VARIABLE INVESTMENT FUND
               Growth and Income Portfolio
               Small Company Stock Portfolio
               International Value Portfolio
          MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
               Merrill Lynch Prime Bond Fund
               Merrill Lynch American Balanced Fund
               Merrill Lynch High Current Income Fund
               Merrill Lynch Special Value Focus Fund
               Merrill Lynch Basic Value Focus Fund

     This prospectus contains important information about American Fidelity Separate Account B that you should know before investing. We filed a Statement of Additional Information with the Securities and Exchange Commission dated May 1, 2000 that provides more information about the annuity we are offering. You can get a copy of our Statement of Additional Information at no charge from us or from the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Statement of Additional Information, material incorporated by reference and other material that we file electronically with the SEC. For a free copy of the Statement of Additional Information, call us at (800) 662-1106 or write us at P.O. Box 25523, Oklahoma City, Oklahoma 73125-0523 or e-mail us at va.help@af-group.com.

     Our Statement of Additional Information is incorporated by reference in this prospectus. The table of contents of the Statement of Additional Information is on the last page of this prospectus.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Please read this prospectus carefully and keep it for future reference.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               GLOSSARY OF TERMS

     SOME OF THE TERMS USED IN THIS PROSPECTUS ARE TECHNICAL. TO HELP YOU UNDERSTAND THESE TERMS, WE HAVE DEFINED THEM BELOW.

     Account value: The value of your policy in the investment options during the accumulation phase.

     Accumulation phase: The period of time between purchasing a policy and receiving annuity payments. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. During the annuity phase, we call this unit of measurement an annuity unit.

     Accumulation unit: The unit of measurement we use to keep track of the value of your policy invested in the portfolios during the accumulation phase.

     Annuitant: The person on whose life annuity payments are based.

     Annuity date: The date annuity payments begin.

     Annuity options: The various methods available to select as pay-out plans for your annuity payments.

     Annuity payments: Regular income payments you may receive from your policy.

     Annuity phase: The period during which we make annuity payments.

     Guaranteed interest account option: An investment option within our general account which earns interest credited by us.

     Investment options: The portfolios and the guaranteed interest account option.

     Policy: The AFAdvantage Variable Annuity(R).

     Policy owner: The person or entity entitled to ownership rights under a policy.

     Portfolios: The eleven investment options available under the policy other than the guaranteed interest account. Each portfolio (sometimes called a fund) has its own investment objective.

     Portfolio companies: American Fidelity Dual Strategy Fund, Inc., The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund and Merrill Lynch Variable Series Funds, Inc.

     Purchase payment: The money you invest to buy the policy.

     Qualified Policy: Policies purchased under special tax qualification rules (examples: Individual Retirement Annuities, 403(b) Tax-Deferred Annuities, HR. 10 and Corporate Pension and other qualified retirement plans). If you do not purchase the policy under a qualified plan, your policy is referred to as a non-qualified policy.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Summary.....................................................    1
Fee Table...................................................    2
Condensed financial information.............................    5
The AFAdvantage Variable Annuity(R).........................    6
How to purchase an AFAdvantage Variable Annuity(R) policy...    7
Receiving payments from the annuity.........................    8
Investment options..........................................   10
Expenses....................................................   12
Withdrawals.................................................   13
Loans.......................................................   14
Death Benefit...............................................   15
Performance.................................................   16
Taxes.......................................................   16
Other information...........................................   19
Table of contents of the statement of additional
  information...............................................   20

                                    SUMMARY

     IN THIS SUMMARY, WE DISCUSS SOME OF THE IMPORTANT FEATURES OF YOUR ANNUITY POLICY. YOU SHOULD READ THE ENTIRE PROSPECTUS FOR MORE DETAILED INFORMATION ABOUT YOUR POLICY AND SEPARATE ACCOUNT B.

     The AFAdvantage Variable Annuity. In this prospectus, we described the AFAdvantage Variable Annuity(R) flexible premium variable and fixed deferred annuity policy that we offer. The annuity policy is a contract between you, as the policy owner, and us, American Fidelity, as the insurance company. Through the annuity policy, we are able to provide a means for you to invest, on a tax deferred basis, in the portfolios and in our guaranteed interest account. We designed the AFAdvantage Variable Annuity(R) for people seeking long-term tax-deferred earnings, generally for retirement or other long-term purposes. The tax deferred feature is most attractive to people in high federal and state tax brackets. You should not buy the policy if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment.

     Like all deferred annuities, the AFAdvantage Variable Annuity(R) has two phases: the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity on a pre-tax basis, and your earnings accumulate on a tax deferred basis and are taxed as income only when you make a withdrawal. Similarly, during the annuity phase, your earnings are taxed as income only when you receive an annuity payment or otherwise make a withdrawal. A federal tax penalty may apply if you make withdrawals before you are 59 1/2.

     The annuity phase begins when you start receiving regular payments from your policy. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your policy during the accumulation phase and on the investment performance of your investment options.

     Investment Options. When you invest in the annuity, you may allocate your money to our guaranteed interest account or to one or more of the following portfolios:

          American Fidelity Dual Strategy Fund, Inc.
          The Dreyfus Socially Responsible Growth Fund, Inc.
          Dreyfus Stock Index Fund
          Dreyfus Variable Investment Fund-Growth and Income Portfolio Dreyfus Variable Investment Fund-Small Company Stock Portfolio Dreyfus Variable Investment Fund-International Value Portfolio Merrill Lynch Variable Series Funds, Inc.-Prime Bond Fund
          Merrill Lynch Variable Series Funds, Inc.-American Balanced Fund Merrill Lynch Variable Series Funds, Inc.-High Current Income Fund Merrill Lynch Variable Series Funds, Inc.-Special Value Focus Fund Merrill Lynch Variable Series Funds, Inc.-Basic Value Focus Fund


     These portfolios offer professionally managed investment choices. You can find a complete description of each of the portfolios in the attached prospectuses. You can make or lose money in the portfolios, depending upon market conditions.

     Our guaranteed interest account option offers an interest rate that is guaranteed by us. While your money is in the guaranteed interest account, we guarantee the interest your money will earn. However, you may still be subject to a withdrawal charge on any withdrawals.

     Taxes. The earnings you accumulate as a result of your investments under the policy are not taxed until you make a withdrawal or receive an annuity payment. In most cases, if you withdraw money from the portfolios, earnings come out first and are taxed as income. If you withdraw any money before you are 59 1/2, you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% on the taxable amounts. Part of the payments you receive during the annuity phase of your policy is considered a return of your original investment. That part of each payment is not taxable as income. If the policy is issued pursuant to a qualified plan under special tax qualification rules, the entire payment may be taxable.

     Withdrawals. You may withdraw money at any time during the accumulation phase. Restrictions exist under federal tax law concerning when you can withdraw money from a qualified plan, and you may have to pay income tax and a tax penalty on any money you withdraw. The minimum partial withdrawal is $250 (there are exceptions for withdrawals allowed under 403(b) and 401 hardship provisions), but a withdrawal must not reduce the value of your policy to less than $100.

     Free Look. If you cancel your policy within 20 days after receiving it, you will get a refund of either the amount you paid for your policy or the value of your policy, whichever is more. In the event of a refund, we determine the value of your policy on either the day we receive the policy at our home office or the day our agent receives the policy, whichever occurs earlier.

     Questions. If you have any questions about your AFAdvantage Variable Annuity(R) policy or need more information, please contact us at:

           American Fidelity Assurance Company
           Annuity Services Department
           P.O. Box 25523
           Oklahoma City, Oklahoma 73125-0523

           Telephone: (800) 662-1106
           E-mail: va.help@af-group.com

                                   FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES

     Withdrawal Charge (as a percentage of the amount withdrawn in excess of the free withdrawal amount)

                     POLICY                        WITHDRAWAL
                      YEAR                           CHARGE
                     ------                        ----------
  1..............................................      8%
  2..............................................      7%
  3..............................................      6%
  4..............................................      5%
  5..............................................      4%
  6..............................................      3%
  7..............................................      2%
  8..............................................      1%
  9+.............................................      0%

Transfer Fee                     There is no charge for the first 12 transfers
                                 in a policy year during the accumulation phase and no charge for one transfer allowed each policy year during the annuity phase;
                                 thereafter, the fee is the lesser of $25 or 2% of the amount transferred.

Policy Maintenance Charge        $30 per policy per policy year.

SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)

Mortality and Expense Risk Charge...........................    1.25%
Account Fees and Expenses
  Administrative Charge.....................................     .15%
  Distribution Expense Charge...............................     .10%
                                                                -----
Total Separate Account Annual Expenses......................    1.50%

FUND ANNUAL EXPENSES
(AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS)

                                                                     OTHER EXPENSES
                                                       MANAGEMENT    (AFTER EXPENSE    TOTAL ANNUAL
                                                          FEES       REIMBURSEMENT)      EXPENSES
                                                       ----------    --------------    ------------
AMERICAN FIDELITY DUAL STRATEGY FUND, INC............  .50%...            .00%             .50%
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC....     .75%            .04%             .79%
DREYFUS STOCK INDEX FUND.............................     .25%            .01%             .26%
DREYFUS VARIABLE INVESTMENT FUND
  Growth and Income Portfolio........................     .75%            .04%             .79%
  Small Company Stock Portfolio......................     .75%            .22%             .97%
  International Value Portfolio......................    1.00%            .35%            1.35%
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
  (Class A Shares)
  Merrill Lynch Prime Bond Fund......................     .40%            .07%             .47%
  Merrill Lynch American Balanced Fund...............     .55%            .06%             .61%
  Merrill Lynch High Current Income Fund.............     .50%            .02%             .52%
  Merrill Lynch Special Value Focus Fund.............     .75%            .06%             .81%
  Merrill Lynch Basic Value Focus Fund...............     .60%            .06%             .66%

     The purpose of the fee table is to show you the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of Separate Account B and the expenses of the portfolios available under the separate account. Under certain circumstances, you may make a withdrawal without incurring a withdrawal charge. For more information about withdrawal expenses, see "Expenses -- Withdrawal Charge" on page 12. Although premium taxes are not reflected in the fee table, they may apply.

     As of May 1, 1999, the Merrill Lynch International Equity Focus Fund is no longer available as an investment option. If you have already invested in this portfolio, you are not required to transfer to another investment option. If you transfer any of the money you have invested in this portfolio, however, you must transfer the entire amount.

EXAMPLES

     This chart shows the expenses you would pay on a $1,000 investment if (a) you surrender your policy at the end of each time period or (b) if you do not surrender your policy or if you annuitize. This chart assumes a 5% annual return on your money.

                                                                 TIME PERIODS
                                                 --------------------------------------------
                                                    1 YEAR       3 YEARS   5 YEARS   10 YEARS
                                                 -------------   -------   -------   --------
AMERICAN FIDELITY DUAL STRATEGY FUND, INC. ....  (a)   $120.98   $180.00   $245.05   $418.21
                                                 (b)   $ 40.98   $123.46   $206.68   $418.21
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND,
  INC. ........................................  (a)   $123.89   $188.09   $258.55   $445.09
                                                 (b)   $ 43.89   $132.05   $220.76   $445.09

DREYFUS STOCK INDEX FUND.......................  (a)   $118.57   $173.25   $233.71   $395.30
                                                 (b)   $ 38.57   $116.30   $194.86   $395.30

DREYFUS VARIABLE INVESTMENT FUND
     Growth and Income Portfolio...............  (a)   $123.89   $188.09   $258.55   $445.09
                                                 (b)   $ 43.89   $132.05   $220.76   $445.09
     Small Company Stock Portfolio.............  (a)   $125.69   $193.08   $266.83   $461.33
                                                 (b)   $ 45.69   $137.35   $229.39   $461.33
     International Value Portfolio.............  (a)   $129.48   $203.51   $284.05   $494.54
                                                 (b)   $ 49.48   $148.42   $247.34   $494.54

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
     Merrill Lynch Prime Bond Fund.............  (a)   $120.68   $179.16   $243.64   $415.38
                                                 (b)   $ 40.68   $122.57   $205.21   $415.38
     Merrill Lynch American Balanced Fund......  (a)   $122.08   $183.08   $250.20   $428.51
                                                 (b)   $ 42.08   $126.73   $212.05   $428.51
     Merrill Lynch High Current Income Fund....  (a)   $121.18   $180.56   $245.99   $420.10
                                                 (b)   $ 41.18   $124.06   $207.66   $420.10
     Merrill Lynch Special Value Focus Fund....  (a)   $124.09   $188.65   $259.48   $446.91
                                                 (b)   $ 44.09   $132.64   $221.72   $446.91
     Merrill Lynch Basic Value Focus Fund......  (a)   $122.59   $184.47   $252.53   $433.15
                                                 (b)   $ 42.59   $128.21   $214.47   $433.15

     We based annual expenses of the portfolios on data provided by the funds for the year ended December 31, 1999. Except for American Fidelity Dual Strategy Fund, Inc., we did not independently verify the data provided. However, we did prepare the examples. In the fee table, policy size is $1,450. The $30 policy maintenance charge is reflected in the examples as $20.69.

     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. SIMILARLY, THE 5% ANNUAL RATE OF RETURN ASSUMED IN THE EXAMPLES IS NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

                        CONDENSED FINANCIAL INFORMATION

     We calculate the value of each policy owner's share of different accounts with a unit of measurement called an accumulation unit. The table below sets forth the accumulation unit values as of January 1, 1998 and December 31, 1998, and also as of January 1, 1999 and December 31, 1999. Separate Account B began operating on January 1, 1998. An explanation of how we calculate the value of an accumulation unit is located on page 7.

                                                                                                    NUMBER OF
                                                           UNIT VALUE AT      UNIT VALUE AT          UNITS AT
                                                            JANUARY 1,        DECEMBER 31,         DECEMBER 31,
                                                          ---------------   -----------------   ------------------
AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
  1998..................................................      $    --            $    --                  --
  1999..................................................      $    --            $10.827             117,520
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
  1998..................................................      $ 10.00            $13.216              45,112
  1999..................................................      $13.216            $16.935             138,362
DREYFUS STOCK INDEX FUND
  1998..................................................      $ 10.00            $12.881             132,663
  1999..................................................      $12.881            $15.303             426,172
DREYFUS VARIABLE INVESTMENT FUND
Growth and Income Portfolio
  1998..................................................      $ 10.00            $11.423              55,399
  1999..................................................      $11.423            $13.153             140,249
Small Company Stock Portfolio
  1998..................................................      $ 10.00            $ 9.733              38,646
  1999..................................................      $ 9.733            $10.605              78,432
Dreyfus Variable Investment Fund -- International Value
  Portfolio
  1998..................................................      $    --            $    --                  --
  1999..................................................      $    --            $11.925               6,860
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Prime Bond Fund
  1998..................................................      $ 10.00            $10.440              20,781
  1999..................................................      $10.440            $10.042              44,285
Merrill Lynch American Balanced Fund
  1998..................................................      $ 10.00            $11.325              31,096
  1999..................................................      $11.325            $12.108              84,943
Merrill Lynch High Current Income Fund
  1998..................................................      $ 10.00            $ 9.502               2,488
  1999..................................................      $ 9.502            $ 9.918               7,200
Merrill Lynch Special Value Focus Fund
  1998..................................................      $ 10.00            $ 9.379               8,913
  1999..................................................      $ 9.379            $12.368              23,027
Merrill Lynch Basic Value Focus Fund
  1998..................................................      $    --            $    --                  --
  1999..................................................      $    --            $ 9.973               4,710

     Merrill Lynch International Equity Focus Fund ceased to be an investment option on May 1, 1999, and American Fidelity Dual Strategy Fund, Inc., the Dreyfus International Value Portfolio and Merrill Lynch Basic Value Focus Fund were first offered as investment options on that date.

     The unit value of the Merrill Lynch International Equity Focus Fund at January 1, 1998 and December 31, 1998 was 10.000 and 11.151, respectively. The unit value at January 1, 1999 and December 31, 1999 was 11.151 and 15.121, respectively. At December 31, 1998 and 1999, respectively, there were 7,349 and 6,241 units of International Equity Focus Fund outstanding.

                      THE AFADVANTAGE VARIABLE ANNUITY(R)

OWNING AN AFADVANTAGE VARIABLE ANNUITY(R) POLICY

     As the owner of an AFAdvantage Variable Annuity(R) policy, you have all the rights under the policy. You can name a new policy owner. A change of owner will revoke any prior designation of owner. Ownership changes must be sent to our home office on an acceptable form. The change will go into effect at the time the form is signed, subject to any payments we make or other actions we take before we record it. We will not be liable for any payment made or action taken before we record a change in ownership. The policy owner designated at the time the policy is issued will remain the owner unless changed. A CHANGE OF OWNERSHIP MAY BE A TAXABLE EVENT.

     Spouses may own a policy jointly. Upon the death of either owner, the surviving spouse will be the primary beneficiary. If a non-spouse is designated as the beneficiary of a jointly owned policy, the designation will be treated as creating a contingent beneficiary unless otherwise indicated in a form we accept.

NAMING A BENEFICIARY

     The beneficiary is the person or entity you name to receive the benefit of your policy upon the death of the person upon whose life the annuity payments are based. Annuity payments may be based on your life, as the owner of the policy, or on the life of another natural person. The person upon whose life the annuity payments are based is called the annuitant. The beneficiary is named at the time the policy is issued but may be changed at a later date. If the beneficiary and the policy owner or annuitant, as applicable, die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.

     You can change the beneficiary of your policy at any time during the annuitant's life. To do so, you need to send a request to our home office. The request must be on a form we accept. The change will go into effect when signed, subject to any payments we make or action we take before we record the change. A change cancels all prior beneficiaries, except a change will not cancel any irrevocable beneficiary without his or her consent. The interest of the beneficiary will be subject to any assignment of the policy which is binding on us, and any annuity option in effect at the time of your or the annuitant's death, as applicable. You can name any beneficiary to be an irrevocable beneficiary. The interest of an irrevocable beneficiary cannot be changed without his or her consent.

ASSIGNING THE POLICY

     During the annuitant's life, you can assign some or all of your rights under the policy to someone else. A signed copy of the assignment must be sent to our home office on a form we accept. The assignment will go into effect when it is signed, subject to any payments we make or other actions we take before we record it. We are not responsible for the validity or effect of any assignment. If there are irrevocable beneficiaries, you need their consent before assigning your ownership rights in the policy. Any assignment made after the death benefit has become payable will be valid only with our consent. If the policy is assigned, your rights may only be exercised with the consent of the assignee of record. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

     If the policy is issued pursuant to a qualified plan, your ability to assign it may be limited.

VOTING RIGHTS

     Although we legally own the portfolios' shares, we believe that we must get instructions from you and the other policy owners about how to vote the shares when a fund solicits proxies in conjunction with a shareholder vote. When we receive your instructions, we will vote all of the shares we own in proportion to those instructions. If we determine that we are no longer required to seek the policy owners' instructions, we will vote the shares in our own right.

           HOW TO PURCHASE AN AFADVANTAGE VARIABLE ANNUITY(R) POLICY

PURCHASE PAYMENTS

     A purchase payment is the money you give us when you invest to buy a policy. Once we receive your initial purchase payment and application, we will issue your policy and allocate your initial purchase payment within two business days. We will contact you if you do not provide all of the required information in your application. If we are unable to complete the initial application process within five business days, we will either return your money or get your permission to keep it until we get all of the necessary information. If we receive a premium deposit by 3:00 p.m., Central Time, we will apply same day pricing to determine the number of accumulation units to credit to your account. We reserve the right to reject any application or purchase payment. At the time you buy the policy, the person upon whose life the annuity payments are based cannot be older than 85 years old, or the maximum age permitted under state law.

     After your initial purchase payment, you may make purchase payments at any time during the accumulation phase of your annuity. These payments will be credited to your policy within one business day. The minimum amount of each purchase payment, including your initial payment, is $25. All payment allocations must be in whole percentages.

ACCUMULATION UNITS

     If you allocate money to any of the portfolios, the value of that portion of your policy will go up or down depending upon the investment performance of the portfolio(s) you choose. (The same thing is not true if you invest solely in the guaranteed interest account.) The value of your policy will also depend on the expenses of the policy. In order to keep track of the value of your policy, we use a measurement called an accumulation unit. During the annuity phase, we call the unit of measurement an annuity unit.

     Every business day, we determine the value of an accumulation unit for one share of each portfolio by multiplying the accumulation unit value for the previous period by a factor for each portfolio for the current period. The factor for each portfolio is determined by:

     - dividing the value of the underlying portfolio share at the end of the current period, including the value of any dividends or gains per share for the current period, by the value of an underlying portfolio share for the previous period; and

     - subtracting from that amount any mortality and expense risk, administrative and distribution expense charges.

     The value of an accumulation unit relating to any portfolio may go up or down from day to day.

     When you make a purchase payment, we credit your policy with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to a portfolio by the value of the accumulation unit for that portfolio.

     We calculate the value of an accumulation unit for each portfolio after the New York Stock Exchange closes on each day we are open and then credit your policy accordingly.

EXAMPLE

     On Thursday, we receive an additional purchase payment of $100 from you. You allocate this amount to the Merrill Lynch Special Value Focus Fund. When the New York Stock Exchange closes on that Thursday, we determine that an accumulation unit for the Merrill Lynch Special Value Focus Fund is valued at $10.75. To determine the increased value of your policy, we divide $100 by $10.75 and credit your policy on Thursday night with 9.30 accumulation units for the Merrill Lynch Special Value Focus Fund.

UNDERWRITER

     American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The principal business address of American Fidelity Securities, Inc. is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

                      RECEIVING PAYMENTS FROM THE ANNUITY

ANNUITY DATE

     Any time after you invest in a policy, you can select an annuity date, which is the month and year in which you will begin receiving regular monthly income payments from the annuity. You must notify us of your desired annuity date at least 30 days before you want to begin receiving annuity payments. You may change the annuity date by written request any time before the original annuity date. Any change must be requested at least 30 days before the new annuity date. The annuity date may not be later than the annuitant's 85th birthday or the maximum date permitted under state law, whichever is earlier. If your policy is issued pursuant to a qualified plan, you are generally required to select an annuity date that occurs by April 1 following either the date you retire or the date you turn 70 1/2, whichever comes later (or the earlier of these dates if the policy is issued pursuant to an Individual Retirement Annuity). In addition, the annuity date is subject to the limitation described under "Tax Treatment of Withdrawals -- Tax-Deferred Annuities and 401(k) Plans" on page 18 if the policy is issued pursuant to such an annuity or plan.

SELECTING AN ANNUITY OPTION

     We offer various income plans for your annuity payments. We call these annuity options. In order to receive annuity payments under an annuity option, you must give us notice of the annuity option of your choice at least 30 days before the annuity date. If no option is selected, we will make annuity payments to you in accordance with Option 2 below and the full value of your policy will be paid out in 120 monthly payments. Prior to the annuity date, you may change the annuity option selected by written request. Any change must be requested at least 30 days prior to the annuity date. If an option is based on life expectancy, we will require proof of the payee's date of birth. If a policy is issued pursuant to a qualified plan, you may be required to obtain spousal consent to elect an annuity option other than a joint and survivor annuity.

     You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change your annuity option.

-------------------------------------------------------------------------------------------------------
 OPTION 1         LIFETIME ONLY ANNUITY            We will make monthly payments during the life of the
                                                   annuitant. If this option is elected, payments will
                                                   stop when the annuitant dies.
-------------------------------------------------------------------------------------------------------
 OPTION 2         LIFETIME ANNUITY WITH            We will make monthly payments for the guaranteed
                  GUARANTEED PERIODS               period selected during the life of the annuitant.
                                                   When the annuitant dies, any amounts remaining under
                                                   the guaranteed period selected will be distributed
                                                   to the beneficiary at least as rapidly as they were
                                                   being paid as of the date of the annuitant's death.
                                                   The guaranteed period may be 10 years or 20 years.
-------------------------------------------------------------------------------------------------------
 OPTION 3         JOINT AND SURVIVOR ANNUITY       We will make monthly payments during the joint
                                                   lifetime of two people whose life is the subject of
                                                   the policy. Payments will continue during the
                                                   lifetime of the survivor of those two people and
                                                   will be computed on the basis of 100%, 66 2/3% or
                                                   50% of the annuity payment in effect during the
                                                   joint lifetime.
-------------------------------------------------------------------------------------------------------
 OPTION 4         PERIOD CERTAIN                   We will make monthly payments for a specified
                                                   period. The specified period must be at least five
                                                   years and cannot be more than 30 years. This option
                                                   is available as a fixed annuity only.
-------------------------------------------------------------------------------------------------------

ANNUITY PAYMENTS

     Annuity payments are paid in monthly installments. Annuity payments can be made on a variable basis (which means they will be based on the investment performance of the portfolios) and/or on a fixed basis (which means they will come from the guaranteed interest account). However, payments under Option 4 can only come from the guaranteed interest account (fixed annuity). Depending on your election, the value of your policy (adjusted for the policy maintenance charge and any taxes) will be applied to provide the annuity payment. If no election has been made 30 days prior to the annuity date, amounts in the guaranteed interest account will be used to provide a fixed annuity and amounts in the portfolios will be used to provide a variable annuity.

     If you choose to have any portion of your annuity payments come from the portfolio(s), the dollar amount of each of your monthly payments will depend upon three things:

     - the value of your policy in the portfolios on the annuity date,

     - the assumed investment rate used in the annuity table for the policy, and

     - the performance of the portfolios you selected.

     You can choose either a 3%, 4% or 5% assumed investment rate. If you do not choose an assumed investment rate, the assumed investment rate will be 3%. If the actual performance exceeds the 3% assumed rate (or whichever rate you choose), your annuity payments will increase. Similarly, if the actual rate is less than 3% (or whichever rate you choose), your annuity payments will decrease. If you choose a higher assumed investment rate, your initial annuity payment will be higher. Subsequent payments will be only slightly higher when actual performance (less any deductions and expenses) is more than the assumed rate and will decrease more rapidly when actual performance (less any deductions and expenses) is less than the assumed rate. The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.

                               INVESTMENT OPTIONS

     When you buy an AFAdvantage Variable Annuity(R) policy, you can allocate the money you invest under the policy to any one or more of the portfolios listed below and to our guaranteed interest account.

     Interests in the guaranteed interest account are not registered under the Securities Act of 1933 because of certain exemptive and exclusionary provisions. The guaranteed interest account also is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the guaranteed interest account nor any interests in it are subject to the provisions of these Acts. We have been advised that the SEC staff has not reviewed the disclosure in this prospectus relating to the guaranteed interest account. Disclosures regarding the guaranteed interest account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

-------------------------------------------------------------------------------------------------------------------
                                    TYPE OF PORTFOLIO
           NAME                          COMPANY                 INVESTMENT ADVISOR             SUB-ADVISOR
-------------------------------------------------------------------------------------------------------------------
 AMERICAN FIDELITY DUAL      Open-end, diversified,           American Fidelity         Lawrence W. Kelley &
 STRATEGY FUND, INC.         management investment company    Assurance Company         Associates, Inc. and Todd
                                                                                        Investment Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
 THE DREYFUS SOCIALLY        Open-end, diversified,           The Dreyfus Corporation   NCM Capital Management
 RESPONSIBLE GROWTH FUND,    management investment company                              Group, Inc.
 INC.
-------------------------------------------------------------------------------------------------------------------
 DREYFUS STOCK INDEX FUND    Open-end management investment   The Dreyfus Corporation   Mellon Equity Associates
                             company                                                    (affiliate of The Dreyfus
                                                                                        Corporation)
-------------------------------------------------------------------------------------------------------------------
 DREYFUS VARIABLE            Open-end, management investment  The Dreyfus Corporation   None
 INVESTMENT FUND             company offering 13 portfolios,
 Portfolios available under  three of which are available
 AFAdvantage Variable        under the AFAdvantage Variable
 Annuity(R) policy:          Annuity(R)
   - Growth and Income
     Portfolio
   - Small Company Stock
     Portfolio
   - International Value
     Portfolio
-------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH VARIABLE      Open-end, management investment  Merrill Lynch Asset       None
 SERIES FUNDS, INC.          company offering 19 separate     Management, L.P.
 Portfolios available under  funds, five of which are
 AFAdvantage Variable        available under the AFAdvantage
 Annuity(R) policy:          Variable Annuity(R)
   - Merrill Lynch Prime
     Bond Fund
   - Merrill Lynch American
     Balanced Fund
   - Merrill Lynch High
     Current Income Fund
   - Merrill Lynch Special
     Value Focus Fund
   - Merrill Lynch Basic
     Value Focus Fund
-------------------------------------------------------------------------------------------------------------------

     Additional portfolios may be available in the future.

     Shares of each of the portfolio companies are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated. None of the portfolio companies believe that offering its shares in this manner will be disadvantageous to you. Nevertheless, the board of trustees or the board of directors, as applicable, of each portfolio company intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments from a portfolio company. An irreconcilable conflict might result in the withdrawal of a substantial amount of a portfolio's assets which could adversely affect such portfolio's net asset value per share.

     YOU SHOULD READ THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY BEFORE INVESTING; THEY CONTAIN DETAILED INFORMATION ABOUT THE INVESTMENT OPTIONS AND ARE ATTACHED TO THIS PROSPECTUS. YOU CAN OBTAIN A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR ANY OF THE PORTFOLIOS BY CONTACTING US AT THE ADDRESS AND PHONE NUMBER ON THE COVER OF THIS PROSPECTUS.

SUBSTITUTION

     At our discretion, we may substitute another portfolio for any one of the portfolios available under the AFAdvantage Variable Annuity(R) policy with another portfolio. We will not make a substitution without first getting prior approval from the Securities and Exchange Commission. If we decide to make a substitution, we will give you notice of our intention.

TRANSFERS

     At your direction, we will make transfers between any of the investment options to which you have allocated money. We reserve the right to limit the number of transfers that may be made. All of the transfers you make in any one day count as one transfer. If you transfer funds between investment options, we will not be liable for transfers we make at your direction. All transfers must be in whole percentages. We reserve the right, at any time and without prior notice, to end, suspend or change the transfer privilege.

     Transfers During the Accumulation Phase. If you make more than 12 transfers in a policy year, we will deduct a transfer fee. The fee is $25 per transfer or 2% or the amount transferred, whichever is less. In order to make a transfer, you must at least transfer $500 from the investment option from which you are making the transfer, unless the full amount is valued at less than $500, in which case you must transfer the entire amount. All transfers must be in whole percentages.

     Transfers During the Annuity Phase. During the annuity phase, you may only make one transfer in each policy year. You may also make transfers from the portfolios to the guaranteed interest account option to provide for a fixed annuity. There is no transfer fee charged for the one transfer. You cannot make a transfer from your fixed annuity to a portfolio.

AUTOMATIC DOLLAR COST AVERAGING

     Our automatic dollar cost averaging system allows you to transfer an established amount of money each quarter from one investment option to another. The minimum amount that may be transferred, from each investment option, in this way is $500. By transferring the same amount on a regular schedule instead of transferring the entire amount at one time, you may be less susceptible to the impact of market fluctuations. Automatic dollar cost averaging is only available during the accumulation phase.

     If you participate in automatic dollar cost averaging, the transfers made under the program are taken into account in determining any transfer fee.

ASSET REBALANCING

     After you allocate your money to different investment options, the performance of the different investment options may cause the allocation of your total investment to shift. At your direction, we will automatically rebalance your policy to return it to your original percentage allocations. If you request our asset rebalance service, we will make any necessary transfers on the first day after the end of your policy year. Asset rebalancing is only available during the accumulation phase. If you participate in the asset rebalancing program, the transfers we make for you are taken into account in determining any transfer fee.

                                    EXPENSES

     SOME CHARGES AND EXPENSES THAT EXIST IN CONNECTION WITH THE POLICY WILL REDUCE YOUR INVESTMENT RETURN. YOU SHOULD CAREFULLY READ THIS SECTION FOR INFORMATION ABOUT THESE EXPENSES.

INSURANCE CHARGES

     We deduct insurance charges each day. We include the insurance charge deduction in our calculation of the value of the accumulation and annuity units. The insurance charges include:

     - mortality and expense risk;

     - administrative expense; and

     - distribution expense.

     Mortality and Expense Risk Charge. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily value of the policy invested in a portfolio, after expenses are deducted. This charge also compensates us for all the insurance benefits provided by your policy, including the guarantee of annuity rates, the death benefits, and certain other expenses, related to the policy, and for assuming the risk that the current charges will not be sufficient in the future to cover the cost of administering the policy.

     Administrative Charge. The administrative charge is equal, on an annual basis, to .15% of the average daily value of the policy invested in a portfolio, after expenses are deducted. We may increase this charge, but it will never be more than .25% of the average daily value of the policy invested in a portfolio. This charge, together with the policy maintenance charge described below, is for all the expenses associated with the policy's administration. Some examples of these expenses include: preparing the policy, confirmations, annual reports and statements, maintaining policy records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

     Distribution Expense Charge. The distribution expense charge is equal, on an annual basis, to .10% of the average daily value of the policy invested in a portfolio, after expenses are deducted. We may increase this charge, but it will never be more than .25% of the average daily value of the policy invested in a portfolio. This charge compensates us for the costs associated with distributing the policies.

WITHDRAWAL CHARGE

     Any withdrawals you make may be subject to a withdrawal charge. The withdrawal charge compensates us for expenses associated with selling the policy. During the accumulation phase, you can make withdrawals from your policy in the manner described in "Withdrawals." During the first policy year, we charge a withdrawal fee for each withdrawal. After the first policy year, you may withdraw up to 10% of the value of your policy one time during each policy year without incurring a withdrawal charge. The free withdrawal cannot be carried forward from one policy year to the next. The withdrawal charge is a percentage of the amount withdrawn in excess of the free withdrawal amount as shown in the Fee Table on pages 2-3.

     We calculate the withdrawal charge at the time of each withdrawal. The withdrawal charge will never exceed 8% of the total purchase payments. The charge for partial withdrawals will be deducted from the value of your policy remaining. No withdrawal charge will be applied when a death benefit is paid or we make a payment under any annuity option providing at least seven annual payments or 72 monthly payments.

     NOTE: For tax purposes, withdrawals are considered to have come from the last money you put into the policy. Accordingly, for tax purposes, earnings are considered to come out of your policy first. THERE ARE RESTRICTIONS ON WHEN YOU CAN WITHDRAW FROM A QUALIFIED PLAN KNOWN AS A SECTION 403(B) TAX-DEFERRED ANNUITY OR A 401(K) PLAN. For more information, you should read "Taxes" beginning on page 16 and the related discussion in our Statement of Additional Information.

     We may reduce or eliminate the withdrawal charge if we sell the policy under circumstances which reduce its sales expenses. These circumstances might include a large group of individuals that intend to purchase the policy or a prospective purchaser who already has a relationship with us. We do not deduct withdrawal charges for policies issued to our officers, directors or employees and of any of our affiliates. Any circumstances resulting in the reduction or elimination of the withdrawal charge requires our prior approval.

TRANSFER CHARGE

     There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for one transfer allowed each policy year during the annuity phase; thereafter, the fee is the lesser of $25 or 2% of the amount transferred, whichever is less.

POLICY MAINTENANCE CHARGE AND FUND EXPENSES

     We deduct $30 from your policy every year as a policy maintenance charge. Although we reserve the right to change the policy maintenance charge, it will never be more than $36 per year. The charge will be deducted pro-rata from the accounts. During the accumulation phase, the policy maintenance charge will be deducted each year on your policy anniversary date. During the annuity phase, we will deduct the charge pro-rata from your annuity payments. If you make a total withdrawal any time other than on a policy anniversary date, the full policy maintenance charge will be deducted.

     There are also deductions from and expenses paid out of the assets of the various portfolios which are described in the attached prospectuses for the funds.

TAXES

     If we have to pay state or other governmental entity (e.g., municipalities) premium taxes or similar taxes relating to your policy, we will deduct the amount of the tax from your policy. Some of these taxes are due when the policy is issued; others are due when your annuity payments begin. We pay any premium taxes when they become payable to the states. Premium taxes generally range from 0% to 4.0%, depending on the state.

     We will also deduct from the policy any income taxes which we incur as a result of the policy. Currently, we are not making any such deductions.

                                  WITHDRAWALS

     You can only make partial and total withdrawals during the accumulation phase of your policy. Any partial withdrawal must be at least $250, although we may make exceptions for hardship. The withdrawal charge, the policy maintenance charge or any taxes due will be deducted from the amount withdrawn before you receive it. We will deduct an equal dollar amount of the money you withdraw pro-rata from each of your investment options. If you do not want the withdrawal to come from each of your investment options equally, you must tell us using a form we accept. After a withdrawal, the value of your policy cannot be less than $100. INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

     Restrictions exist concerning when you can withdraw money from a qualified plan referred to as a 403(b) Tax-Deferred Annuity or 401(k) plan. For a more complete explanation, see "Taxes" and the discussion in our Statement of Additional Information.

SYSTEMATIC WITHDRAWAL PROGRAM

     After you have owned your policy for one year, you can participate in our systematic withdrawal program. If you participate in this program you cannot exercise the 10% free withdrawal option discussed on page 11. If you withdraw more than the 10% free withdrawal amount using the systematic withdrawal program, you will incur a withdrawal charge. During the policy year in which systematic withdrawals begin, the 10% free withdrawal amount will be based on the value of your policy on the business day before you request systematic withdrawals. After your first year in the withdrawal program, the free withdrawal amount will be based on the value of your policy on the most recent policy anniversary. Systematic withdrawals can be made monthly, quarterly or semi-annually. The $250 minimum withdrawal discussed above does not apply to withdrawals made under the systematic withdrawal program. We reserve the right to limit the terms and conditions under which systematic withdrawals can be elected and to stop offering any or all systematic withdrawals at any time. INCOME TAXES AND TAX PENALTIES MAY APPLY TO SYSTEMATIC WITHDRAWALS.

SUSPENSION OF PAYMENTS OR TRANSFERS

     We may be required to suspend or postpone payments or withdrawals or transfers for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     - trading on the New York Stock Exchange is restricted;

     - an emergency exists as a result of which disposal of the fund shares is not reasonably practicable or we cannot reasonably value the fund shares;

     - during any other period when, by order, the Securities and Exchange Commission permits such suspension or postponement for the protection of owners.

     We reserve the right to defer payment for a withdrawal or transfer from the guaranteed interest account for the period permitted by law but not for more than six months.

                                     LOANS

     If you purchased your policy under a 403(b) tax-deferred annuity qualified plan, we may make a loan to you at any time before you begin receiving annuity payments. However, we will not make any loans during your first policy year. The value of your policy in the guaranteed interest account serves as the security for the loan. The loan cannot be more than $50,000 or one-half of the value of your policy in the guaranteed interest account, whichever amount is less. Under certain circumstances, the $50,000 limit may be reduced. The minimum loan we will make is $2,500. We can change this amount at our discretion.

     If you fail to make a loan payment before the end of the calendar quarter following the calendar quarter in which the payment was due, the outstanding balance of your loan will become due and payable. If the loan payment is not paid within the required time period, the loan balance plus interest will be considered to be in default and will be treated as taxable income for the tax year of the default. Satisfaction of any unpaid loan balance plus interest from the guaranteed interest account will only occur when you qualify for a plan distribution under the federal tax guidelines. If the loan is in default and you do not yet qualify for a distribution to satisfy the outstanding loan balance, the loan will continue to accrue interest (but such interest accruals will not result in additional deemed distributions). Any amounts which may become taxable will be reported as plan distributions and will be subject to income tax and tax penalties, if applicable.

     Upon your death, the beneficiary will receive the death benefit reduced by the loan balance. If annuity payments begin while there is an outstanding loan, the value of the guaranteed interest account will be reduced by the loan balance.

                                 DEATH BENEFIT

DEATH BENEFIT AMOUNT

     The death benefit will be the greater of: (1) the purchase payments you have made, less any money you have taken out and any applicable withdrawal charges; or (2) the value of your policy minus the policy maintenance charge and taxes, if any, determined on the business day we receive proof of death and an election for the payment period.

DEATH OF OWNER BEFORE ANNUITY DATE

     If you or any joint owner dies before the annuity date, the death benefit will be paid to your beneficiary. When any joint owner dies, the surviving joint owner, if any, will be treated as the primary beneficiary. Any other person chosen as a beneficiary at the time of death will be treated as a contingent beneficiary. The death benefit will be paid under one of the death benefit options discussed below.

DEATH BENEFIT OPTIONS

     If you or any joint owner dies before the annuity date, a beneficiary who is not your spouse must elect the death benefit to be paid under one of the following options:

     - lump sum payment;

     - payment of the entire death benefit within five years of the date of your death or the death of any joint owner; or

     - payment of the death benefit under any annuity option. If this option is chosen, the annuity must be distributed over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary; and the distribution must begin within one year of the date of your death or any joint owner's death.

     Any portion of the death benefit not applied under an annuity option within one year of the date of death must be distributed within five years of the date of death.

     If the beneficiary is your spouse, he or she may:

     - choose to continue the policy in his or her own name at the current value of the policy;

     - choose a lump sum payment of the death benefit; or

     - apply the death benefit to an annuity option.

     If the deceased owner was also the annuitant and the spousal beneficiary continues the policy or applies the death benefit to an annuity option, the spousal beneficiary will become the new annuitant.

     If a lump sum payment is requested, we will pay the amount within seven days of receipt of proof of death and the election, unless the suspension or deferral payments provision is in effect. Payment to the beneficiary (other than a lump sum payment) may only be elected during the 60 day period beginning with the date we receive proof of death. If the beneficiary does not select a payment method during the 60 day period after we receive proof of death, the death benefit will be paid in a lump sum.

DEATH OF ANNUITANT BEFORE THE ANNUITY DATE

     If you are not the annuitant and the annuitant dies before the annuity date, the death benefit will be paid to the beneficiary. The death benefit will be paid in a lump sum and must be paid in full within five years of the date of death. If the owner is a non-individual (e.g., a corporation), the death of the annuitant will be treated as the death of the owner.

DEATH OF OWNER AFTER THE ANNUITY DATE

     If you, or any joint owner who is not the annuitant, dies during the annuity period, any remaining payments under the annuity option elected will continue at least as rapidly as they were being paid at your death or such joint owner's death. When any owner dies during the annuity period, the beneficiary becomes the owner. Upon the death of any joint owner during the annuity period, the surviving joint owner, if any, will be treated as the primary beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary.

DEATH OF ANNUITANT AFTER THE ANNUITY DATE

     If the annuitant dies on or after the annuity date, the death benefit, if any, will be as set forth in the annuity option elected. Death benefits will be paid at least as rapidly as they were being paid at the annuitant's death.

                                  PERFORMANCE

     We may periodically advertise performance based on the historical performance of the various portfolios. We calculate cumulative total return performance by determining the percentage change in the value of an accumulation unit for various time periods. This performance number reflects the deduction of insurance charges, the policy maintenance charge and expenses of the portfolios, but may or may not include the withdrawal charge. Results calculated without the withdrawal charge will be higher than if the withdrawal charge were included.

     We may also advertise compound average annual total return information. We determine compound average annual total return in the same way except that the results are annualized and the withdrawal charge will not be included. Any advertisement will also include average annual total return figures. These figures reflect the deduction of insurance charges, the policy maintenance charge, withdrawal charges and the expenses of the portfolio.

     At times, we calculate performance during a time period that is before the date on which we offered the policies for the first time. In such instances, we base performance on the historical performance of the portfolio, modified to reflect the charges and expenses of the AFAdvantage Variable Annuity(R). Accordingly, we evaluate a portfolio's performance as if the policies existed during the period stated in the advertisement. These figures should not be interpreted to reflect actual historic performance. Past performance does not guarantee future results of the portfolios. Performance will also include the actual performance since addition of the portfolio to the separate account.

     We have included more detailed information about calculating performance in the Statement of Additional Information.

                                     TAXES

     THE FOLLOWING GENERAL TAX DISCUSSION IS NOT INTENDED AS TAX ADVICE. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. WE HAVE INCLUDED ADDITIONAL INFORMATION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY POLICIES IN GENERAL

     The rules of the Internal Revenue Code which relate to annuities generally provide that you will not be taxed on any increase in the value of your policy until a distribution occurs -- either as a withdrawal or as annuity payments. Different rules exist regarding how you will be taxed depending on the distribution and the type of policy.

     You will be taxed on the amount of any withdrawal that is attributable to earnings. Different rules apply to annuity payments. A portion of each annuity payment you receive will be treated as a partial return of the money you invested to buy the policy. This amount will not be taxed (unless you paid for the policy on a pre-tax basis under a qualified plan). The remaining portion of the annuity payment will be treated as ordinary income. The amount of each annuity payment that is considered taxable or non-taxable depends upon the period over which the annuity payments are expected to be made. The entire amount of annuity payments received after you have received the full amount of the money you invested to buy the policy is considered income.

TAX TREATMENT OF WITHDRAWALS

     If you purchase a policy under a qualified plan, your policy is referred to as a qualified policy. Examples of qualified plans are Individual Retirement Annuities, including Roth IRAs; Tax Deferred Annuities (sometimes referred to as 403(b) Policies); H.R. 10 Plans (sometimes referred to as Keogh plans); and Corporate Pension and Profit-Sharing/401(k) Plans.

     If you do not purchase the policy under a qualified plan, your policy is referred to as a non-qualified policy.

  Non-Qualified Policies

     If you own a non-qualified policy and you make a withdrawal from the policy, the Internal Revenue Code treats the withdrawal as coming first from any earnings and then from the money you invested to pay for your policy, which we call your purchase payments. In most cases, withdrawn earnings are considered income.

     Any amount you receive which is considered income may be subject to a 10% tax penalty. Some distributions that are excepted from the 10% penalty are listed below:

     - on or after the date on which the taxpayer reaches age 59 1/2;

     - after the policy holder dies;

     - if the taxpayer becomes totally disabled (as that term is defined in the Code);

     - in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary;

     - under an immediate annuity; or

     - from amounts which come from purchase payments made before August 14, 1982. Certain other exemptions may also be available.

     When a non-natural person, such as a corporation or certain other entities other than tax-qualified trusts, owns the policy, it will generally not be treated as an annuity for tax purposes. This means that any increase in the value of such a policy may be taxed as ordinary income every year.

     The policy provides that when the annuitant dies prior to the annuity date, a death benefit will be paid to the person designated as the beneficiary. If the owner of the policy is not the, such payments made when the annuitant dies do not qualify for the death of owner exception described above, and will be subject to the 10% tax penalty unless the beneficiary is 59 1/2 years old or one of the other exceptions to the penalty applies.

  Qualified Policies

     The information above describing the taxation of non-qualified policies does not apply to qualified policies. If you make a withdrawal under a qualified policy, a ratable portion of the amount received is taxable, generally based on the ratio of your cost basis to your total accrued benefit under the retirement plan. The Internal Revenue Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including policies issued and qualified under Code Sections 403(b) (Tax-Deferred

Annuities), 408 and 408A (Individual Retirement Annuities) and 401 (H.R. 10 and Corporate Pension and Profit-Sharing/401(k) Plans). To the extent amounts are not includible in gross income because they have been properly rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to distributions:

     - if the distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2;

     - following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is was defined in Section 72(m)(7) of the Code);

     - made after separation from service (in the case of an Individual Retirement Annuity, a separation from service is not required), distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such person and his designated beneficiary;

     - to an owner or annuitant (as applicable) who has separated from service after he has turned 55, except in the case of an Individual Retirement Annuity;

     - made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care;

     - distributions made to an alternate payee pursuant to a qualified domestic relations order, except in the case of an Individual Retirement Annuity;

     - distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days);

     - from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of such person for the taxable year; and

     - from an IRA made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

     The Statement of Additional Information contains a more complete discussion of withdrawals from qualified policies.

  Tax-Deferred Annuities and 401(k) Plans

     The Internal Revenue Code limits the withdrawal of purchase payments made by owners from certain tax-deferred annuities. Withdrawals can only be made when an owner:

     - reaches age 59 1/2;

     - leaves his/her job;

     - dies; or

     - becomes disabled (as that term is defined in the Code).

     A withdrawal may also be made in the case of hardship; however, the owner can only withdraw purchase payments and not any earnings. Similar limitations apply to a policy issued pursuant to a 401(k) Plan.

DIVERSIFICATION

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that all of the portfolios are being managed in such a way that they comply with the requirements.

     Neither the Internal Revenue Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not American Fidelity, would be considered the owner of the shares of the portfolios. If you are considered the owner of the portfolios' shares, it will result in the loss of the favorable tax treatment for the policy. It is unknown to what extent under federal tax law owners are permitted to select portfolios, to make transfers among the portfolios or the number and type of portfolios for which owners may select. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is a position which is not new, it may be applied retroactively and you, as the owner of the policy, could be treated as the owner of the portfolios.

     Due to the uncertainty in this area, we reserve the right to modify the policy in an attempt to maintain favorable tax treatment.

                               OTHER INFORMATION

AMERICAN FIDELITY ASSURANCE COMPANY

     We are an Oklahoma stock life insurance company organized in 1960. We are licensed to conduct life, annuity and accident and health insurance business in forty-nine states and the District of Columbia.

     Our office is located at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. We have been a wholly-owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, an Oklahoma limited partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises, A Limited Partnership. The address of both American Fidelity Corporation and Cameron Enterprises, A Limited Partnership, is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

SEPARATE ACCOUNT B

     We established Separate Account B under Oklahoma insurance law in 1996 to hold the assets that underlie the AFAdvantage Variable Annuity(R) policies. The inception date for Separate Account B was October 27, 1997 when its registration with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 became effective. The Separate Account is divided into 11 sub-accounts.

     We hold Separate Account B's assets in our name on behalf of Separate Account B, and those assets legally belong to us. Under Oklahoma law, however, those assets cannot be charged with liabilities that arise out of any other business that we conduct. All of the income, gains and losses (realized or unrealized) that result from the separate account's assets are credited to or charged against Separate Account B without regard to our other income, gains and losses. We are obligated to pay all benefits and make all payments under the AFAdvantage Variable Annuity(R).

LEGAL PROCEEDINGS

     There are no pending material legal proceedings affecting us, Separate Account B or American Fidelity Securities, Inc.

FINANCIAL STATEMENTS

     Our financial statements and Separate Account B's financial statements will be included in our Statement of Additional Information by amendment. The cover of this prospectus contains information about how to obtain our Statement of Additional Information.

                              TABLE OF CONTENTS OF
                    THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
General Information and History of the Company..............    1
Legal Opinions..............................................    1
Underwriter.................................................    1
Calculation of Performance Data.............................    1
Federal Tax Status..........................................    5
Annuity Provisions..........................................   13
Financial Statements........................................   14

------------------------------------   ---------------
------------------------------------   PLACE
------------------------------------   STAMP
                                       HERE
                                       ---------------

                      American Fidelity Assurance Company
                      P.O. Box 25523
                      Oklahoma City, OK 73125-0523

                      Attention: Annuity Services Department

Please send me the Statement of Additional Information for the following:

[ ]  AFAdvantage Variable Annuity    [ ]  Dreyfus Stock Index Fund
[ ]  American Fidelity Dual          [ ]  Dreyfus Variable Investment
     Strategy Fund, Inc.                  Fund
[ ]  The Dreyfus Socially            [ ]  Merrill Lynch Variable Series
     Responsible Growth Fund, Inc.        Fund, Inc.

Name
          ------------------------------------------------------------
          (please print)
Address
          ------------------------------------------------------------
          (please print)

          ------------------------------------------------------------
          (please print)

          ------------------------------------------------------------
          (please print)

                          AFADVANTAGE VARIABLE ANNUITY


                                   ISSUED BY

                      AMERICAN FIDELITY SEPARATE ACCOUNT B
                                      AND
                      AMERICAN FIDELITY ASSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2000

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated May 1, 2000 for the AFAdvantage Variable Annuity.

The Prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Prospectus,

      write to us at:              call us at:          e-mail us at:
      P.O. Box 25523,            (800) 662-1106     va.help@af-group.com
Oklahoma City, OK 73125-0523

                                TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
GENERAL INFORMATION AND HISTORY OF THE COMPANY ..................      1

LEGAL OPINIONS ..................................................      1

UNDERWRITER .....................................................      1

CALCULATION OF PERFORMANCE DATA .................................      1

FEDERAL TAX STATUS ..............................................      5

ANNUITY PROVISIONS ..............................................     13

FINANCIAL STATEMENTS ............................................     14

                 GENERAL INFORMATION AND HISTORY OF THE COMPANY

American Fidelity Assurance Company ("Company") was organized in the State of Oklahoma in 1960 and during its existence has never changed its name. Neither the sales of variable annuity contracts nor the sales of any other insurance product by the Company have ever been suspended by any state where the Company has done or is presently doing business.

The Company is a wholly-owned subsidiary of American Fidelity Corporation, an insurance holding company. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, an Oklahoma limited partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises, A Limited Partnership.

                                 LEGAL OPINIONS

McAfee & Taft A Professional Corporation, Oklahoma City, Oklahoma, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Policies.

                                  UNDERWRITER

American Fidelity Securities, Inc., a wholly-owned subsidiary of the Company, is the principal underwriter for the annuity policies and acts as the distributor. The offering is on a continuous basis.

                     CALCULATION OF PERFORMANCE DATA

From time to time, the Company may advertise performance data as described in the Prospectus. All performance advertising will include quotations of standardized average annual total return, calculated in accordance with standard methods prescribed by the rules of the Securities and Exchange Commission, to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return advertised for a specific period is found by first taking a hypothetical $1,000 investment in a Portfolio on the first day of the period at the offering price, which is the Accumulation Unit Value per unit (initial investment) and computing the ending redeemable value (redeemable value) of that investment at the end of the period. The average annual total return (T) is computed by equating the redeemable value (ERV) with the initial hypothetical $1,000 investment (P) over a period of years (n) according to the following formula:
ERV = P (1+T)**n (where "**n" means to the nth power). Standardized average annual total return reflects the expenses of the Portfolio, the deduction of a policy maintenance charge, mortality and expense risk, distribution expense and administrative charges. The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period. No deduction is made for premium taxes which may be assessed by certain states. Cumulative total return may also be provided. Cumulative total return is calculated the same way as average annual total return except the results are not annualized.

Nonstandardized compound average annual return and nonstandardized cumulative total return may also be advertised. Nonstandardized compound average annual return and nonstandardized cumulative total return will not include the withdrawal charge and may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return and cumulative total return.

The standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. The standardized average annual total return will be based on calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Portfolio has been in existence if it has not been in existence for one of the prescribed periods. If Accumulation Units for the Policies have not been in existence for as long as the corresponding Portfolio, the standardized average annual total return and nonstandardized total return quotations will show what the investment performance of Accumulation Units would have been (reduced by the applicable charges) had they been held in a Portfolio for the period quoted (see below). Standardized average annual total return will also include performance since addition of the Fund to the Separate Account. If the time period since addition to the Separate Account is less than one year, this performance number is not annualized.

Quotations of standardized average annual total return and nonstandardized total returns are based upon historical earnings and will fluctuate. Past performance does not guarantee future results.

Factors affecting the performance of a Portfolio include general market conditions, operating expenses and investment management. An Owner's value upon a withdrawal of a Policy may be more or less than the original Purchase Payment.

PERFORMANCE INFORMATION

The Accumulation Units of the Separate Account have a limited performance history. However, the corresponding Funds have been in existence for some time and consequently have investment performance history. In order to demonstrate how the historical investment experience of the Funds affects Accumulation Unit values, the following performance information was developed. The information is based upon the historical experience of the Funds and is for the periods shown.

ACTUAL PERFORMANCE WILL VARY AND THE HYPOTHETICAL RESULTS SHOWN ARE NOT NECESSARILY REPRESENTATIVE OF FUTURE RESULTS. Performance for periods ending after those shown may vary substantially from the examples shown below. Chart 1 shows the standardized average annual total return of the Accumulation Units calculated for a specified period of time assuming an initial Purchase Payment of $1,000 allocated to each Portfolio and a deduction of all charges and deductions (see "Expenses" in the Prospectus). Chart 2 is identical to Chart 1 except that it does not reflect the deduction of the withdrawal charge. Chart 3 shows cumulative total return with the deduction of all charges. Chart 4 shows cumulative total return without the deduction of the withdrawal charge. The performance figures in all 4 charts also reflect the actual fees and expenses paid by each Portfolio. All calculations do not reflect the deduction of any premium taxes.

HISTORICAL PERFORMANCE FOR PERIODS ENDED DECEMBER 31, 1998

CHART 1 - AVERAGE ANNUAL TOTAL RETURN

                                                              10 YEARS     SubAccount     FUND      Since Addition
                                                            or Since Fund   Inception   INCEPTION    to Separate
                                     1 YEAR      5 YEARS      Inception       Date        DATE        Account*1
                                     ------      -------    -------------  ----------   ---------   --------------
AMERICAN FIDELITY DUAL                5.71%       22.55%        13.29%      05/01/99    01/01/70        (2.73)%
   STRATEGY FUND, INC

THE DREYFUS SOCIALLY                 17.10%*      24.05%        19.23%      10/27/97    10/07/93        20.25%
   RESPONSIBLE GROWTH
   FUND, INC

DREYFUS STOCK INDEX                   7.81%*      23.53%        13.69%      10/27/97    09/29/89        14.47%
   FUND

DREYFUS VARIABLE
   INVESTMENT FUND
Growth and Income Portfolio           4.18%*      19.89         16.25%      10/27/97    05/02/94         6.45%
Small Company Stock Portfolio        (2.01)%*       N/A          3.16%      10/27/97    05/01/96        (4.05)%
International Value Portfolio        14.92%         N/A          6.67%      05/01/99    05/01/96         8.25%

MERRILL LYNCH VARIABLE
   SERIES  FUNDS, INC
Prime Bond Fund                     (14.27)%*      2.05%         3.14%      10/27/97    04/20/82        (6.40)%
American Balanced Fund               (4.04)%*      8.97%         6.31%      10/27/97    06/01/88         2.37%
High Current Income Fund             (6.06)%*      3.28%         6.57%      10/27/97    04/20/82        (7.09)%
Special Value Focus Fund             20.86%*      12.40%         8.12%      10/27/97    04/20/82         3.12%
Basic Value Focus Fund                8.31%       14.50%        11.95%      05/01/99    07/01/93       (11.01)%

CHART 2 - COMPOUND AVERAGE ANNUAL RETURN (WITHOUT WITHDRAWAL CHARGES)

                                                                10 YEARS          SubAccount        FUND       Since Addition
                                                              or Since Fund       Inception      INCEPTION      to Separate
                                     1 YEAR      5 YEARS        Inception           Date            DATE         Account*(1)
                                     ------      -------      -------------       ---------      ---------     --------------
AMERICAN FIDELITY DUAL               13.71%       23.25%        13.29%            05/01/99       01/01/70           5.27%
   STRATEGY FUND, INC.

THE DREYFUS SOCIALLY                 25.10%*      24.72%        19.58%            10/27/97       10/07/93          23.16%
  RESPONSIBLE GROWTH
  FUND, INC.

DREYFUS STOCK INDEX                  15.81%*      24.20%        13.69%            10/27/97       09/29/89          17.42%
   FUND

DREYFUS  VARIABLE
   INVESTMENT FUND
Growth and Income Portfolio          12.18%*      20.65%        16.81%            10/27/97        05/02/94          9.20%
Small Company Stock Portfolio         5.99%*        N/A          4.47%            10/27/97        05/01/96         (1.58)%
International Value Portfolio        22.92%         N/A          8.02%            05/01/99        05/01/96         16.25%

MERRILL LYNCH VARIABLE
   SERIES  FUNDS, INC.
Prime Bond Fund                      (6.81)%*      2.80%         3.14%            10/27/97        04/20/82         (3.99)%
American Balanced Fund                3.96%*       9.77%         6.31%            10/27/97        06/01/88          5.01%
High Current Income Fund              1.40%*       4.04%         6.57%            10/27/97        04/20/82         (4.69)%
Special Value Focus Fund             28.86%*      13.23%         8.12%            10/27/97        04/20/82          5.78%
Basic Value Focus Fund               16.31%       15.34%        12.26%            05/01/99        07/01/93         (3.27)%


*Actual performance of separate account accumulation units instead of proforma calculation using historical portfolio performance less applicable charges.

(1) If less than one year, reflects total return for the period and is not annualized.

CHART 3 - CUMULATIVE TOTAL RETURN

                                                              10 YEARS                                    Since
                                                              or Since     SubAccount       FUND       Addition to
                                                                Fund        Inception     INCEPTION      Separate
                                     1 YEAR      5 YEARS      Inception       Date          DATE         Account*
                                     ------      -------      ---------     ---------     ---------     ---------
AMERICAN FIDELITY DUAL                5.71%      176.44%       248.20%      05/01/99      01/01/70        (2.73)%
   STRATEGY FUND, INC.

THE DREYFUS SOCIALLY                 17.10%*     193.78%       190.43%      10/27/97      10/07/93        49.43%
   RESPONSIBLE GROWTH
   FUND, INC.

DREYFUS STOCK INDEX                   7.81%*     187.59%       260.91%      10/27/97      09/29/89        34.21%
   FUND

DREYFUS  VARIABLE
   INVESTMENT FUND
Growth and Income Portfolio           4.18%*     147.65        134.81%      10/27/97      05/02/94        14.59%
Small Company Stock Portfolio        (2.01)%*       N/A         12.11%      10/27/97      05/01/96        (8.62)%
International Value Portfolio        14.92%         N/A         26.75%      05/01/99      05/01/96         8.25%

MERRILL LYNCH VARIABLE
   SERIES FUNDS, INC.

Prime Bond Fund                     (14.27)%*     10.67%        36.18%      10/27/97      04/20/82       (13.42)%
American Balanced Fund               (4.04)%*     53.66%        84.33%      10/27/97      06/01/88         5.23%
High Current Income Fund             (6.06)%*     17.54%        88.94%      10/27/97      04/20/82       (14.79)%
Special Value Focus Fund             20.86%*      79.44%       118.24%      10/27/97      04/20/82         6.91%
Basic Value Focus Fund                8.31%       96.81%       108.36%      05/01/99      07/01/93       (11.01)%

CHART 4 - CUMULATIVE TOTAL RETURN WITHOUT WITHDRAWAL CHARGES

                                                              10 YEARS                               Since
                                                              or Since    SubAccount    FUND        Addition
                                                                Fund      Inception   INCEPTION    to Separate
                                     1 YEAR      5 YEARS      Inception     Date        DATE         Account*
                                     ------      -------      ---------   ---------   ---------    -----------
AMERICAN FIDELITY DUAL               13.71%      184.44%        248.20%   05/01/99    01/01/70       5.27%
   STRATEGY FUND, INC.

THE DREYFUS SOCIALLY                 25.10%*     201.78%        204.91%   10/27/97    10/07/93      57.43%
   RESPONSIBLE GROWTH
   FUND, INC.

DREYFUS STOCK INDEX                  15.81%*     195.59%        260.91%   10/27/97    09/29/89      41.87%
   FUND

DREYFUS  VARIABLE
   INVESTMENT FUND
Growth and Income Portfolio          12.18%*     155.65%        141.33%   10/27/97    05/02/94      21.13%
Small Company Stock Portfolio         5.99%*       N/A           17.39%   10/27/97    05/01/96      (3.40)%
International Value Portfolio        22.92%        N/A           32.72%   05/01/99    05/01/96      16.25%

MERRILL LYNCH VARIABLE
   SERIES FUNDS, INC.
Prime Bond Fund                      (6.81)%*     14.80%         36.18%   10/27/97    04/20/82      (8.48)%
American Balanced Fund                3.96%*      59.40%         84.33%   10/27/97    06/01/88      11.24%
High Current Income Fund              1.40%*      21.92%         88.94%   10/27/97    04/20/82      (9.93)%
Special Value Focus Fund             28.86%*      86.14%        118.24%   10/27/97    04/20/82      13.01%
Basic Value Focus Fund               16.31%      104.16%        112.18%   05/01/99    07/01/93      (3.27)%

*Actual performance of separate account accumulation units instead of proforma calculation using historical portfolio performance less applicable changes.

                               FEDERAL TAX STATUS

NOTE: The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended ("Code") governs taxation of annuities in general. An Owner (other than a corporation or other non-natural person) is not taxed on increases in the value of a Policy until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option elected. For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Policy. For Non-Qualified Policies, this cost basis is generally the Purchase Payments, while for Qualified Policies there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Policy (adjusted for any period certain or refund feature) bears to the expected return under the Policy. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Policy (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. The exclusion amount for payments made from a Policy issued pursuant to a Qualified Plan is generally determined by dividing the cost-basis of the Policy by the anticipated number of payments to be made under the Policy. Payments received after the investment in the Policy has been recovered (i.e. when the total of the excludable amounts equal the investment in the Policy) are fully taxable. The taxable portion is taxed at ordinary income rates. For certain types of Qualified Plans there may be no cost basis in the Policy within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Policies should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Policy as an annuity contract would result in imposition of federal income tax to the Policy Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that annuity contracts such as the Policies meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Funds underlying the Policies will be managed by the investment advisers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner is ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to receipt of payments under the Policy.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

MULTIPLE POLICIES

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year period to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year period.

POLICIES OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on purchase payments for the Policies will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Policies generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Policies held by a trust or other entity as an agent for a natural person nor to Policies held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Policy to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

An assignment or pledge of a Policy may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Policies.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or
(c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED POLICIES

The following discussion in this section explains how the general principles of tax-deferred investing apply to a non-qualified Policy when the Owner of such Policy is a natural person. As described above, different rules may apply to an Owner of a non-qualified Policy that is not a natural person, such as a corporation. The discussion assumes at all times that the non-qualified Policy will be treated as an "annuity policy" under the Code.

TAX TREATMENT OF WITHDRAWALS, SURRENDERS AND DISTRIBUTIONS

The cost basis of a non-qualified Policy is generally the sum of the purchase payments for the Policy. The taxpayer will generally have to include in income the portion of any payment from a non-qualified Policy that exceeds the portion of the cost basis (or principal) of the Policy which is allocable to such payment. The difference between the cost basis and the value of the non-qualified Policy represents the increase in the value of the Policy. The taxable portion of a payment from a non-qualified Policy is generally taxed at the taxpayer's marginal income tax rate.

PARTIAL WITHDRAWALS. A partial withdrawal refers to a withdrawal from a non-qualified Policy that is less than its total value and that is not paid in the form of an annuity. Usually, a partial withdrawal of the value of a non-qualified Policy will be treated as coming first from earnings (which represent the increase in the value of the Policy). This portion of the withdrawal will be included in the taxpayer's income. After the earnings portion is exhausted, the remainder of the partial withdrawal will be treated as coming from the taxpayer's principal in the Policy (generally the sum of the purchase payments). This portion of the withdrawal will not be included in income. If the non-qualified Policy contains investments made prior to August 14, 1982, a partial withdrawal from the Policy will be treated, to the extent it is allocable to such pre-August 14, 1982 investments, as coming first from principal and then, only after the principal portion is exhausted, from earnings.

SURRENDERS. If a taxpayer surrenders a non-qualified Policy and receives a lump sum payment of its entire value, the portion of the payment that exceeds the taxpayer's then remaining cost basis in the Policy will be included in income. The taxpayer will not include in income the part of the payment that is equal to the cost basis.

TAX TREATMENT OF ANNUITY PAYMENTS

If a taxpayer receives annuity payments from a non-qualified Policy, a fixed portion of each payment is generally excludable from income as a tax-free recovery of cost basis in the Policy and the balance is included in income. The portion of the payment that is excludable from income is determined under detailed rules provided in the Code (which in general terms determine such excludable amount by dividing the cost basis in the Policy at the time the annuity payments begin by the expected return under the Policy). If the annuity payments continue after the cost basis has been recovered, the additional payments will generally be included in full in income.

PENALTY TAX ON DISTRIBUTIONS

Generally, a penalty equal to 10% of the amount of any payment that is includable in the taxpayer's income will apply to any distribution received from a non-qualified Policy in addition to ordinary income tax. This 10% penalty will not apply, however, if the distribution meets certain conditions. Some of the distributions that are excepted from the 10% penalty are listed below:

         o A distribution that is made on or after the date the taxpayer reaches age 59 1/2.

         o A distribution that is made on or after the death of the Owner.

         o A distribution that is made when the taxpayer is totally disabled.

         o A distribution that is made as part of a series of substantially equal periodic payments which are made at least annually for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his joint Beneficiary.

         o A part of a distribution that is attributable to investment in the Policy prior to August 14, 1982.

         o A distribution that is paid as an immediate annuity (within the meaning of Section 72(u)(4) of the Code).

REQUIRED DISTRIBUTIONS

To qualify as an "annuity policy" under the Code, a non-qualified Policy must meet certain distribution requirements. Generally, if the Owner/Annuitant dies before annuity payments begin, the amounts accumulated under the non-qualified Policy either must be distributed within 5 years of death or must begin to be paid within one year of death under a method that will pay the entire value of the Policy over the life (or life expectancy) of the Beneficiary under the Policy. Special rules apply, however, if the Beneficiary under the Policy is the surviving spouse of the Owner. If the Owner's spouse is the Beneficiary under the Policy, these rules involving required distributions in the event of death will be applied as if the surviving spouse had been the original Owner of the Policy. If the Owner/Annuitant dies after annuity payments have begun, payments generally must continue at least as rapidly as under the method in effect at death (unless such method provides that payments stop at death). Payments made upon the death of the Annuitant who is not the Owner of the Policy do not qualify for the death of the Owner exception to the 10% penalty tax described above, unless another exception applies.

The above information does not apply to Qualified Policies. However, separate tax withdrawal penalties and restrictions apply to such Qualified Policies. (See "Tax Treatment of Withdrawals - Qualified Policies.")

QUALIFIED PLANS

The Policies offered by the Prospectus are designed to be suitable for use under various types of Qualified Plans. Because of the minimum Purchase Payment requirements, the Policies may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Policies issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Following are general descriptions of the types of Qualified Plans with which the Policies may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Policy issued under a Qualified Plan.

Policies issued pursuant to Qualified Plans include special provisions restricting Policy provisions that may otherwise be available and described in this Statement of Additional Information. Generally, Policies issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Policies. (See "Tax Treatment of Withdrawals - Qualified Policies.")

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Policies for the benefit of their employees. Such contributions are not includable in the gross income of the employee until the employee receives distributions from the Policy. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Policies" and "Tax-Sheltered Annuities and 401(k) Plans - Withdrawal Limitations.") Employee loans are allowed under these Policies. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment and the tax consequences of loans.

INDIVIDUAL RETIREMENT ANNUITIES

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which may be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Policies.") Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Policies for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Policies to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2; on the individual's death or disability; or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year periods beginning with tax year 1998.

Purchasers of Policies to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

H.R. 10 PLANS

Section 401 of the Code permits self-employed individuals to establish Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" plans. Contributions made to the Plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Policies.") Purchasers of Policies for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

CORPORATE PENSION AND PROFIT-SHARING/401(K) PLANS

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Policies to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals - Qualified Policies.") Purchasers of Policies for use with Corporate Pension or Profit Sharing/401(k) Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED POLICIES

The following discussion explains how the general principles of tax-deferred investing apply to Policies issued pursuant to Qualified Plans.

SPECIAL TAX TREATMENT FOR LUMP SUM DISTRIBUTIONS FROM A CORPORATE PENSION OR PROFIT-SHARING/401(k) OR H.R. 10 PLAN

If the taxpayer receives an amount from a Policy issued pursuant to a Corporate Pension or Profit-Sharing/401(k) or H.R. 10 Plan and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment. The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.

SPECIAL RULES FOR DISTRIBUTIONS THAT ARE ROLLED OVER

In addition, special rules apply to a distribution from a Policy that relates to a Corporate Pension or Profit-Sharing/401(k) or H.R. 10 Plan or a Section 403(b) Tax-Sheltered Annuity if the distribution is properly rolled over in accordance with the provisions of the Code. These provisions contain various requirements, including the requirement that the rollover be made directly from the distributing plan or within 60 days of receipt:

          o To a traditional individual retirement arrangement under Section 408 of the Code.

          o To another Corporate Pension or Profit-Sharing/401(k) or H.R. 10 Plan or an annuity plan under Section 403(a) of the Code (if the distribution is from such a plan).

          o To a Section 403(b) Tax-Sheltered Annuity (if the distribution is from a Section 403(b) Tax-Sheltered Annuity).

These special rules only apply to distributions that qualify as "eligible rollover distributions" under the Code. In general, a distribution from a Corporate Pension or Profit-Sharing/401(k) or H.R. 10 Plan or Section 403(b) Tax-Sheltered Annuity will be an eligible rollover distribution EXCEPT to the extent:

          o It represents the return of "after-tax" contributions or is not otherwise includable in income.

          o It is part of a series of payments made for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his Beneficiary under the plan or for a period of more than ten years.

          o It is a required minimum distribution under Section 401(a)(9) of the Code as described below.

          o It is made from a Corporate Pension or Profit-Sharing/401(k) or H.R. 10 Plan by reason of a hardship.

Required minimum distributions under Section 401(a)(9) include the following required payments:

          o If the Plan is an Individual Retirement Annuity, required payments for the calendar year in which the taxpayer reaches age 70 1/2 or any later calendar year.

          o If the plan is a Corporate Pension or Profit-Sharing/401(k), H.R. 10, or Tax-Sheltered Annuity (and if the taxpayer does not own more than 5% of the employer maintaining the applicable plan), required payments for the later of the calendar year in which the taxpayer reaches age 70 1/2 or the calendar year the taxpayer terminates employment with the employer or for any later calendar year. The above rule for IRAs applies to taxpayer who are more than 5% owners.

The administrator of the applicable Qualified Plan should provide additional information about these rollover tax rules when a distribution is made.

DISTRIBUTIONS IN THE FORM OF ANNUITY PAYMENTS

If any distribution is made from a Qualified Policy issued pursuant to a Qualified Plan and is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer's "after-tax" contributions to the Policy (and any other cost basis in the Policy). To the extent the payment exceeds such portion, it is includable in income. The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code. In very general terms, these detailed rules determine such excludable amount by dividing the "after-tax" contributions and other cost basis in the Policy at the time the annuity payments begin by the anticipated number of payments to be made under the Policy. If the annuity payments continue after the number of anticipated payments has been made, such additional payments will generally be included in full in income.

PENALTY TAX ON WITHDRAWALS

Generally, there is a penalty tax equal to 10% of the portion of any payment from a Qualified Policy that is included in income. This 10% penalty will not apply if the distribution meets certain conditions. Some of the distributions that are excepted from the 10% penalty are listed below:

          o A distribution that is made on or after the date the taxpayer reaches age 59 1/2.

          o A distribution that is properly rolled over to a traditional IRA or to another eligible employer plan or account.

          o    A distribution that is made on or after the death of the Owner.

          o A distribution that is made when the taxpayer is totally disabled (as defined in Section 72(m)(7) of the Code).

          o A distribution that is made as part of a series of substantially equal periodic payments which are made at least annually for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his joint Beneficiary under the Qualified Policy (and, with respect to Qualified Policies issued pursuant to Corporate Pension and Profit-Sharing/401(k) or H.R. 10 Plans, which begin after the taxpayer separates from service with the employer maintaining the plan).

          o A distribution that is made by reason of separation from service with the employer maintaining the applicable plan during or after the calendar year in which the taxpayer reaches age 55.

          o A distribution that is made to the taxpayer to the extent it does not exceed the amount allowable as a deduction for medical care under Section 213 of the Code (determined without regard to whether the taxpayer itemizes deductions).

          o A distribution that is made to an alternate payee pursuant to a qualified domestic relations order (that meets the conditions of Section 414(p) of the Code) (not applicable to Individual Retirement Annuities).

          o Distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been reemployed for at least 60 days).

          o Distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year.

          o Distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

REQUIRED DISTRIBUTIONS

Distributions from a Policy issued pursuant to a Qualified Plan (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code. Such rules are summarized below:

          o Required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age 70 1/2.

          o If the Qualified Plan is a Corporate Pension or Profit-Sharing/401(k), H.R. 10, or 403(b) Tax-Sheltered Annuity Plan and the taxpayer does not own more than 5% of the employer maintaining the plan, the required distributions generally do not have to start until April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 70 1/2 or the calendar year in which the taxpayer terminates employment with the employer.

          o When distributions are required under the Code, a certain minimum amount, determined under the Code, must be made each year.

In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer's death. The applicable plan documents will contain such rules.

TAX-SHELTERED ANNUITIES AND 401(k) PLANS - WITHDRAWAL LIMITATIONS

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) or 401(k) of the Code) to circumstances only when the Owner: (1) attains age
59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Owner's Policy value which represents contributions by the Owner and does not include any investment results. The limitations on withdrawals apply only to salary reduction contributions made after the end of the plan year beginning in 1988, and to income attributable to such contributions and to income attributable to amounts held as of the end of the plan year beginning in 1988.

The limitations on withdrawals do not affect rollovers and transfers between certain Qualified Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

TAX-SHELTERED ANNUITIES/LOANS

If a Policy is issued pursuant to a 403(b) Tax-Sheltered Annuity, the Owner may take a loan under the Policy at any time before Annuity Payments begin. However, no loans will be made during the first Policy Year. The security for the loan will be the value of the Policy invested in the Guaranteed Interest Account. The loan cannot be more than the lesser of $50,000 or one-half of the value of the Policy in the Guaranteed Interest Account. Under certain circumstances, the $50,000 limit may be reduced. The minimum loan amount if $2,500 (which can be changed at our discretion).

If a loan payment is not made before the end of the calendar quarter following the calendar quarter in which the payment was due, the outstanding loan balance (principal plus interest) will become due and payable. If the loan payment is not repaid within such time period, the loan balance plus interest will be considered in default and will be treated as taxable income for the tax year of the default. Satisfaction of any unpaid loan balance plus interest from the Guaranteed Interest Account will only occur when the taxpayer qualifies for a plan distribution under the Code. If the loan is in default and the taxpayer does not yet qualify for a distribution to satisfy the outstanding loan balance, the loan will continue to accrue interest (but such interest accruals will not result in additional deemed distributions). Any amounts which may become taxable will be reported as plan distributions and will be subject to income tax and penalties, if applicable.


                               ANNUITY PROVISIONS

VARIABLE ANNUITY PAYOUT

An Owner may elect a variable annuity payout. Variable annuity payments reflect the investment performance of the Portfolios in accordance with the allocation of the value of the Policy to the Portfolios during the Annuity Period. Variable annuity payments are not guaranteed as to dollar amount.

The Company will determine the number of Annuity Units payable for each payment by dividing the dollar amount of the first annuity payment by the Annuity Unit value for each applicable Portfolio on the Annuity Date. This sets the number of Annuity Units for each applicable Portfolio. The number of Annuity Units payable remains the same unless an Owner transfers a portion of the annuity benefit to another Portfolio or to a fixed annuity. The dollar amount is not fixed and will change from month to month.

The dollar amount of the variable annuity payments for each applicable Portfolio after the first payment is determined by multiplying the fixed number of Annuity Units per payment in each Portfolio by the Annuity Unit value for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable Portfolio. The total dollar amount of each variable annuity payment is the sum of all variable annuity payments reduced by the applicable portion of the policy maintenance charge.

VARIABLE ANNUITY UNIT

The value of any annuity unit for each Portfolio was arbitrarily set initially at $10. The Annuity Unit value at the end of any subsequent valuation period is determined as follows:

         1. The net investment factor for the current valuation period is multiplied by the value of the Annuity Unit for the Fund for the immediately preceding valuation period.

         2. The result is then divided by the assumed investment rate factor which equals 1.00 plus the assumed investment rate for the number of days since the preceding valuation date.

An Owner can choose either a 3%, 4%, or 5% assumed investment rate. If one is not chosen, the assumed investment rate will be 3%.

The assumed investment rate is the assumed rate of return used to determine the first annuity payment for a variable annuity option. A higher assumed investment rate will result in a higher first payment. Choice of a lower assumed investment rate will result in a lower first payment. Payments will increase whenever the actual return exceeds the chosen rate. Payments will decrease whenever the actual return is less than the chosen rate.

FIXED ANNUITY PAYOUT

The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the 3% Annuity Table. The fixed annuity provides a 3% annual guaranteed interest rate on all Annuity Options. The Company may pay or credit excess interest on a fixed annuity at its discretion.

                              FINANCIAL STATEMENTS

Following are the financial statements of the Separate Account and the Company. The financial statements of the Separate Account as of and for the year ended December 31, 1999 and the financial statements of the Company as of December 31, 1999 and 1998 and for each of the years in the three-year period ended December 31, 1999, have been audited by KPMG LLP. The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                                     PART C

                                OTHER INFORMATION

ITEM 24 -- FINANCIAL STATEMENTS AND EXHIBITS

A.       FINANCIAL STATEMENTS

The following financial statements will be included by amendment in Part B hereof:

American Fidelity Separate Account B

         Independent Auditors' Report

         Statements of Assets and Liabilities as of December 31, 1999

         Statements of Operations for the Year Ended December 31, 1999

         Statements of Changes in Net Assets for the Year Ended
         December 31, 1999

         Financial Highlights for the Year Ended December 31, 1999

         Notes to Financial Statements

American Fidelity Assurance Company

         Independent Auditors' Report

         Consolidated Balance Sheets as of December 31, 1999 and 1998

         Consolidated Statements of Income for the Years Ended December 31, 1999, 1998 and 1997

         Consolidated Statements of Stockholder's Equity for the Years Ended December 31, 1999, 1998 and 1997

         Consolidated Statements of Cash Flows for the Years Ended December 31, 1999, 1998 and 1997

         Notes to Consolidated Financial Statements

         Schedule III - Business Segment Information

         Schedule IV - Reinsurance

B.       EXHIBITS

1. Resolution adopted by the Board of the Company authorizing the establishment of the Separate Account. Incorporated herein by reference to Exhibit 99.B1 to the Registrant's registration statement on Form N-4 filed on April 23, 1997 (No. 333-25663).

3 Principal Underwriters Agreement dated July 14, 1997 between the Company and American Fidelity Securities, Inc. Incorporated herein by reference to Exhibit 99B.3 to Pre-Effective Amendment No. 1 to Registrant's registration statement on Form N-4 filed on October 10, 1997 (No. 333-25663).

4.1 Individual Variable and Fixed Deferred Annuity. Incorporated herein by reference to Exhibit 99.B4(i) to Registrant's registration statement on Form N-4 filed on April 23, 1997 (No. 333-25663).

4.2 Loan Rider. Incorporated herein by reference to Exhibit 99.B4(ii) to Registrant's registration statement on Form N-4 filed on April 23, 1997 (No. 333-25663).

4.3 403(b) Annuity Rider. Incorporated herein by reference to Exhibit 99B.4(iii) to Registrant's registration statement on Form N-4 filed on April 23, 1997 (No. 333-25663).

4.4 Individual Retirement Annuity Rider. Incorporated herein by reference to Exhibit 99.B4(iv) to Registrant's registration statement on Form N-4 filed on April 23, 1997 (No. 333-25663).

5 Application Form. Incorporated herein by reference to Exhibit 99.B5 to Registrant's registration statement on Form N-4 filed on April 23, 1997 (No. 333-25663).

6.1 Articles of Incorporation of the Company. Incorporated herein by reference to Exhibit 99.B6(i) to Pre-Effective Amendment No. 1 to Registrant's registration statement on Form N-4 filed on October 10, 1997 (No. 333-25663).

6.2 Amended and Restated Bylaws of the Company. Incorporated herein by reference to Exhibit 99.B6(ii) to Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-4 filed on April 24, 1998 (No. 333-25663).

8.1 Fund Participation Agreement dated April 18, 1997 between the Company and Merrill Lynch Variable Series Funds, Inc., as amended by Exhibit 4 thereto dated January 20, 1999. Incorporated herein by reference to
         Exhibit 8.1 to Post-Effective Amendment No. 2 to Registrant's registration statement on Form N-4 on April 30, 1999 (No. 333-25663).

8.2 Fund Participation Agreement dated May 13, 1997 between the Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund.), as amended by Amendment thereto effective January 1, 1999. Incorporated herein by reference to Exhibit
         8.2 to Post-Effective Amendment No. 2 to Registrant's registration Statement on Form N-4 on April 30, 1999 (No. 333-25663).

9**      Opinion and Consent of Counsel.

10**     Consent of Independent Auditors.

13*      Calculation of Performance Information.

99*      Company Organizational Chart.

-------------
*   Filed herewith
**  To be filed by amendment

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the executive officers and directors of the Company:


Name and Principal                       Positions and Offices
 Business Address                           with Depositor
------------------                       ---------------------
Lynda L. Cameron                         Director
2000 N. Classen Boulevard
Oklahoma City, OK   73106


William M. Cameron                       Chairman of the Board and Chief
2000 N. Classen Boulevard                Executive Officer, Director
Oklahoma City, OK  73106

David R. Carpenter                       Senior Vice President, Treasurer
2000 N. Classen Boulevard
Oklahoma City, OK  73106

William E. Durrett                       Senior Chairman of the Board, Director
2000 N. Classen Boulevard
Oklahoma City, OK  73106


Stephen P. Garrett                       Senior Vice President, Secretary
2000 N. Classen Boulevard
Oklahoma City, OK  73106


William A. Hagstrom                      Director
204 N. Robinson, Suite 1300
Oklahoma City, OK  73102


Charles R. Eitel                         Director
One Concourse Parkway
Atlanta, Georgia  30328


Kenneth D. Klehm                         Senior Vice President
2000 N. Classen Boulevard
Oklahoma City, OK  73106


Alfred L. Litchenburg                    Senior Vice President
2000 N. Classen Boulevard
Oklahoma City, OK  73106


David R. Lopez                           Director
1616 Guadalupe
Room 630
Austin, TX  78701


Paula Marshall-Chapman                   Director
2745 East 11th Street
Tulsa, OK  74104

John W. Rex                              President, Chief Operating Officer,
2000 N. Classen Boulevard                Director
Oklahoma City, OK  73106

Galen P. Robbins, M.D.                   Director
11901 Quail Creek Road
Oklahoma City, OK  73120

John D. Smith                            Director
P. O. Box 18832
Atlanta, GA


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Company organizational chart is included as Exhibit 99.

ITEM 27.       NUMBER OF CONTRACT OWNERS

As of __________, 2000, there were ___ non-qualified contract owners and ______ qualified contract owners.

ITEM 28.       INDEMNIFICATION

         The Bylaws of the Company (Article VIII, Section 3) provide, in part, that:

         (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (b) The Corporation shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

         (c) To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with such defense.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling persons of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.       PRINCIPAL UNDERWRITERS

         (a) American Fidelity Securities, Inc. is the principal underwriter for the following investment companies (other than Registrant):

                   American Fidelity Dual Strategy Fund, Inc.

         (b) American Fidelity Securities, Inc. ("AFS, Inc.") is the principal underwriter for the Policies. The following persons are the officers and directors of AFS, Inc. The principal business address for each officer and director of AFS, Inc. is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

Name and Principal                Positions and Offices
 Business Address                 with Underwriter
------------------                ---------------------
David R. Carpenter                Director, Chairman, President, Chief Executive
P. O. Box 25523                   Officer, Treasurer, Chief Financial Officer
Oklahoma City, OK  73125

Marvin R. Ewy                     Director, Vice President, Secretary, Chief
P. O. Box 25523                   Operations Officer
Oklahoma City, OK  73125

Nancy K. Steeber                  Director, Vice President, Operations Officer
P. O. Box 25523
Oklahoma City, OK  73125

          (c) The net underwriting discounts and commissions received by American Fidelity Securities, Inc. in 1999 were $88,294, representing .25% Administrative and Distribution Fees, withdrawal charges and policy maintenance charge to the Registrant. It received no other compensation from or on behalf of the Registrant during the year.

ITEM 30.       LOCATION OF ACCOUNTS AND RECORDS

David R. Carpenter, Senior Vice President and Treasurer, whose address is 2000
N. Classen Boulevard, Oklahoma City, Oklahoma 73106, maintains physical possession of the accounts, books or documents of the Separate Account required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

ITEM 31.       MANAGEMENT SERVICES

Not Applicable.

ITEM 32.       UNDERTAKINGS

         a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

         b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

         c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

         d. The Company hereby represents that the fees and charges deducted under the Policies described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                 REPRESENTATIONS

         The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

         1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

         2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

         3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

         4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on this 24th day of February, 2000.

                                      AMERICAN FIDELITY SEPARATE ACCOUNT B
                                      (Registrant)
                                      By: American Fidelity Assurance Company
                                          (Depositor)

                                      By /s/ John W. Rex
                                        ----------------------------------------
                                       John W. Rex, President

                                      AMERICAN FIDELITY ASSURANCE COMPANY
                                      (Depositor)

                                      By /s/ John W. Rex
                                        ----------------------------------------
                                       John W. Rex, President


Each of the undersigned officers and directors of American Fidelity Assurance Company (the "Company"), hereby severally constitute and appoint John W. Rex, his true and lawful attorney-in-fact with full power to him to sign for him, and in his name as officer or director, or both, of the Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form N-4 to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on February 24, 2000.

Signature                                                     Title
---------                                                     -----
/s/ William M. Cameron           Chairman, Chief Executive Officer and Director
---------------------------      (Principal Executive Officer)
William M. Cameron

/s/ William E. Durrett           Senior Chairman and Director
---------------------------
William E. Durrett


/s/ Lynda L. Cameron             Director
---------------------------
Lynda L. Cameron


/s/ John W. Rex                  Director, President and Chief Operating Officer
---------------------------
John W. Rex


/s/ Charles R. Eitel             Director
---------------------------
Charles R. Eitel


/s/ Galen P. Robbins             Director
---------------------------
Galen P. Robbins, M.D.

/s/ John D. Smith                Director
---------------------------
John D. Smith


/s/ William A. Hagstrom          Director
---------------------------
William A. Hagstrom


/s/ David R. Lopez               Director
---------------------------
David R. Lopez


/s/ Paula Marshall-Chapman       Director
---------------------------
Paula Marshall-Chapman


/s/ David R. Carpenter           Senior Vice President, Controller and Treasurer
---------------------------      (Principal Financial and Accounting Officer)
David R. Carpenter

                                 EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
9**      Opinion and Consent of Counsel.

10**     Consent of Independent Auditors.

13*      Calculation of Performance Information.

99*      Company Organizational Chart.

*    Filed herewith

**   To be filed by amendment